EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K/A of U.S. Gold Corp. (the “Company”), as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, George M. Bee, the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 29, 2022	By:	/s/ George M. Bee
George M. Bee
Chief Executive Officer